                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2002 (March 29,
2002)                                             -------------------------
----
                            Verso Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


      Minnesota                   0-22190                      41-1484525
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   (State or other        (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
   incorporation)                                                Number)


  400 Galleria Parkway, Suite 300, Atlanta, Georgia               30339
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (678) 589-3500
                                                   -----------------------------

Item 5.  Other Events

         On March 29, 2002, Verso Technologies, Inc. a Minnesota corporation (the "Company"), entered into a Settlement Agreement and General Release (the "WATP Settlement Agreement") with WA Telcom Products Co., Inc. ("WATP") which provided for a restructuring of the deferred payment due by the Company to WATP pursuant to that certain Stock Purchase Agreement, dated as of June 4, 2001, as amended (the "Purchase Agreement"), between the Company and WATP, whereby the Company purchased from WATP all of the issued and outstanding capital stock of NACT Telecommunications, Inc. ("NACT"), and NACT became a wholly-owned subsidiary of the Company. Pursuant to the WATP Settlement Agreement, the Company's obligation to pay to WATP the deferred payment (the "Deferred Amount") on the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2001, was restructured pursuant to the terms and conditions of a Convertible Secured Promissory Note dated April 25, 2002, made by the Company in favor of WATP, in the aggregate principal amount of $4.25 million, together with interest accrued thereon (the "Note"). Pursuant to the WATP Settlement Agreement, the Company paid to WATP $1.5 million on April 1, 2002, which payment was applied to the $1.5 million payment due on April 25, 2002, by the Company to WATP pursuant to the Note. The remainder of the amount due under the Note is payable by the Company to WATP as follows: (i) $500,000 on each of July 1, 2002; October 1, 2002; and January 1, 2003; and (ii) $1.25 million plus all interest accrued under the Note since April 1, 2002, on April 1, 2003. The WATP Settlement Agreement has been approved by the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, which has jurisdiction over WATP's pending bankruptcy proceeding.

         Furthermore, pursuant to the WATP Settlement Agreement, the Company and WATP released each other from claims against each other arising out of or related to the Purchase Agreement.

         At WATP's option, WATP may, at any time within the thirty-day period before a payment under the Note is due, convert some or all of the amount due on such payment date into shares of the Company's common stock at a conversion price of $1.36 per share. The Company's obligation to pay amounts due under the
Note is (i) secured by all the assets of the Company, NACT and Telemate.Net Software, Inc., a wholly-owned subsidiary of the Company ("Telemate.Net"), and a pledge by the Company of all the issued and outstanding common stock of NACT and Telemate.Net, and (ii) guaranteed by NACT and Telemate.Net. The Note and security interests are subordinate to the rights of Silicon Valley Bank, Commercial Finance Division arising under that certain Loan and Security Agreement among the Company, NACT, Telemate.Net and Silicon Valley Bank, Commercial Finance Division dated as of December 14, 2001, and the other documents executed in connection therewith.

         The description contained herein of the WATP Settlement Agreement is qualified in its entirety by reference to the full text of such document which is filed as an Exhibit to this Report.


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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.
         ---------

4.1 Convertible Secured Promissory Note dated April 25, 2002, executed by the Company in favor of WATP in connection with the WATP Settlement
         Agreement.

99.1     Settlement Agreement and General Release dated March 29, 2002, between
         WATP and the Company (the "WATP Settlement Agreement").

99.2 Security Agreement dated April 25, 2002, between the Company and WATP entered into in connection with the WATP Settlement Agreement.

99.3     Security Agreement dated April 25, 2002, among Telemate.Net, NACT and
         WATP entered into in connection with the WATP Settlement Agreement.

99.4 Pledge Agreement dated April 25, 2002, between the Company and WATP entered into in connection with the WATP Settlement Agreement.

99.5 Guaranty dated April 25, 2002, among Telemate.Net, NACT and WATP entered into in connection with the WATP Settlement Agreement.

99.6     Subordination Agreement dated April 25, 2002, among the Company, NACT,
         Telemate.Net and Silicon Valley Bank entered into in connection with the WATP Settlement Agreement.

99.7     Form of Deposit Account Control Agreement among the Company, Silicon
         Valley Bank and WATP entered into in connection with the WATP
         Settlement Agreement.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 VERSO TECHNOLOGIES, INC.



                                 By: /s/ Juliet M. Reising
                                    -------------------------------------------
                                    Juliet M. Reising, Executive Vice President
                                    and Chief Financial Officer



Dated:  April 30, 2002

                                 EXHIBIT INDEX


4.1 Convertible Secured Promissory Note dated April 25, 2002, executed by the Company in favor of WATP in connection with the WATP Settlement
         Agreement.

99.1     Settlement Agreement and General Release dated March 29, 2002, between
         WATP and the Company (the "WATP Settlement Agreement").

99.2 Security Agreement dated April 25, 2002, between the Company and WATP entered into in connection with the WATP Settlement Agreement.

99.3     Security Agreement dated April 25, 2002, among Telemate.Net, NACT and
         WATP entered into in connection with the WATP Settlement Agreement.

99.4 Pledge Agreement dated April 25, 2002, between the Company and WATP entered into in connection with the WATP Settlement Agreement.

99.5 Guaranty dated April 25, 2002, among Telemate.Net, NACT and WATP entered into in connection with the WATP Settlement Agreement.

99.6     Subordination Agreement dated April 25, 2002, among the Company, NACT,
         Telemate.Net and Silicon Valley Bank entered into in connection with the WATP Settlement Agreement.

99.7     Form of Deposit Account Control Agreement among the Company, Silicon
         Valley Bank and WATP entered into in connection with the WATP
         Settlement Agreement.


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